UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2022 (October 11, 2022)

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39406	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1013 Centre Road, Suite 403S
Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

(302) 633-2102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K under the heading “Proposal 1” is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On October 11, 2022, ACE Convergence Acquisition Corp. (“ACE” or the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”), at which holders of 6,958,499 ordinary shares, comprised of 1,208,499 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 71.77% of the voting power of the 9,695,298 issued and outstanding ordinary shares of the Company, comprised of 3,945,298 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on September 2, 2022, which was the record date (the “Record Date”) for the Extraordinary General Meeting. Shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders”. In connection with the Charter Extension (as defined below), a total of 239 Shareholders have elected to redeem an aggregate of 1,202,070 Class A Ordinary Shares, representing approximately 30.47% of the issued and outstanding Class A Ordinary Shares. A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend the Company’s Third Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering from October 13, 2022, to January 30, 2023 (the “Charter Extension”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,926,375	30,546	1,578	0

On October 11, 2022, to effectuate the Charter Extension, the Company filed with the Cayman Islands Registrar of Companies the Fourth Amended and Restated Memorandum and Articles of Association of the Company (the “Fourth A&R Charter”). The foregoing description of the Fourth A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Fourth A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the Charter Extension proposal, was not presented at the Extraordinary General Meeting, as the Charter Extension proposal received a sufficient number of votes for approval.

Additional Information and Where to Find It

Additional information about the proposed business combination (the “Tempo Transaction”) between Tempo Automation, Inc. (collectively with its subsidiaries, “Tempo”) and ACE, including a copy of the agreement and plan of merger and investor presentation, was provided in a Current Report on Form 8-K filed by ACE with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2021, and is available at www.sec.gov. In connection with the Tempo Transaction, ACE has filed a Registration Statement on Form S-4 (as it has been and may be amended or supplemented from time to time, the “Registration Statement”). The Registration Statement has been declared effective, and ACE has filed post-effective amendments thereto. In advance of the vote by ACE’s shareholders with respect to the Tempo Transaction and other matters as described in the Registration Statement, ACE will mail a definitive proxy statement to its shareholders in connection with ACE’s solicitation of proxies for such vote. The Registration Statement also includes the prospectus relating to the offer of securities to be issued to Tempo stockholders in connection with the Tempo Transaction. The Registration Statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Tempo Transaction. ACE will also file other documents regarding the Tempo Transaction with the SEC. Before making any voting decision, investors and security holders of ACE and Tempo are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Tempo Transaction as they become available because they will contain important information about the Tempo Transaction.

Investors and security holders can obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Tempo Transaction, including statements regarding the benefits of the Tempo Transaction, the anticipated timing of the Tempo Transaction, the services offered by Tempo and the markets in which it operates, and Tempo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Tempo Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, (ii) the risk that the Tempo Transaction may not be completed by ACE’s business combination deadline and the potential failure to obtain an additional extension of the business combination deadline if sought by ACE, (iii) the failure to satisfy the conditions to the consummation of the Tempo Transaction, including the receipt of the requisite approvals of ACE’s shareholders and Tempo’s stockholders, respectively, the satisfaction of the minimum trust account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Tempo Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the amended and restated agreement and plan of merger, (vi) the effect of the announcement or pendency of the Tempo Transaction on Tempo’s business relationships, performance, and business generally, (vii) risks that the Tempo Transaction disrupts current plans of Tempo and potential difficulties in Tempo employee retention as a result of the Tempo Transaction, (viii) the outcome of any legal proceedings that may be instituted against Tempo or against ACE related to the amended and restated agreement and plan of merger or the Tempo Transaction, (ix) the ability to maintain the listing of ACE’s securities on The Nasdaq Stock Market LLC, (x) volatility in the price of ACE’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Tempo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Tempo’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Tempo Transaction, and identify and realize additional opportunities, (xii) the risk of downturns in the highly competitive industry in which Tempo operates, (xiii) the impact of the global COVID-19 pandemic, (xiv) the enforceability of Tempo’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xv) the ability of Tempo to protect the intellectual property and confidential information of its customers, (xvi) the risk of downturns in the highly competitive additive manufacturing industry, and (xvii) other risks and uncertainties described in ACE’s registration statement on Form S-1 (File No. 333-239716), which was originally filed with the SEC on July 6, 2020 (as amended, the “Form S-1”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022 (the “Form 10-K”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Form 10-K, ACE’s Quarterly Reports on Form 10-Q, the Registration Statement, the proxy statement/prospectus contained therein, and the other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Tempo nor ACE gives any assurance that either Tempo or ACE, respectively, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to ACE with respect to any of the foregoing, and this communication shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Tempo Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

ACE and Tempo, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of ACE’s shareholders in respect of the Tempo Transaction. Information about the directors and executive officers of ACE is set forth in ACE’s Form 10-K for the year ended December 31, 2021. Additional information regarding the identity of all potential participants in the solicitation of proxies to ACE’s shareholders in connection with the proposed Tempo Transaction and other matters to be voted upon at the extraordinary general meeting, and their direct and indirect interests, by security holdings or otherwise, is set forth in ACE’s proxy statement. Investors may obtain such information by reading such proxy statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Memorandum and Articles of Association of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: October 11, 2022

	By:	/s/ Behrooz Abdi
	Name:	Behrooz Abdi
	Title:	Chief Executive Officer

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